Exhibit 10.2.1

AMENDMENT NO. 2 TO STOCKHOLDERS AGREEMENT

This AMENDMENT NO. 2 TO STOCKHOLDERS AGREEMENT (this “Amendment”), dated as of April       , 2005, is entered into by and among VeriFone Holdings, Inc., a Delaware corporation (the “Company”) and certain of its stockholders.

WHEREAS, the Company and certain stockholders of the Company are parties to a Stockholders Agreement, dated July 1, 2002 (as amended, the “Stockholders Agreement”).

WHEREAS, the Company has determined that it is in the best interests of the Company and its stockholders to register shares of its Common Stock with the Securities and Exchange Commission pursuant to a registration statement on Form S-1 (File No. 333-121947) and list its shares of Common Stock for trading on the New York Stock Exchange.

WHEREAS, the Company expects to offer its Common Stock for sale to the public in an initial public offering pursuant to a registration statement on Form S-1 filed with the Securities and Exchange Commission (an “Initial Public Offering”).

WHEREAS, the Company and certain stockholders of the Company wish to amend the Stockholders Agreement in anticipation of such registration.

WHEREAS, Section 13 of the Stockholders Agreement provides that such agreement may be amended by the Company and the holders of a majority of the Investor Shares without the consent of the other parties to the Stockholders Agreement, so long as such amendment does not adversely affect one class or group of stockholders in a manner different than any other class or group of stockholders.

WHEREAS, the provisions of this Amendment do not adversely affect any stockholder of the Company in a manner different than any other class or group of stockholders.

NOW THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the parties agree as follows:

1.             Termination of Certain Provisions of the Stockholders Agreement.  Upon the consummation of the Initial Public Offering, each of the following provisions of the Stockholders Agreement shall terminate and shall have no further force or effect:

(a)           Section 8 (Financial Statements and Other Information); and

(b)           Section 10 (Transfers; Transfers in Violation of Agreement).

2.             Miscellaneous.

(a)           Defined Terms.  Capitalized terms not defined in this Amendment shall have the meanings given to them in the Stockholders Agreement.

(b)           Survival of Other Provisions.  All of the other covenants, agreements, representations, warranties, promises or other terms and conditions of the Stockholders

Agreement shall remain in full force and effect according to their terms without any change whatsoever.

(c)           Entire Agreement.  This Amendment constitutes the full and entire understanding and agreement of the parties with respect to the subject matter hereof, and there are no further or other agreements or undertakings, written or oral, in effect between the parties relating to the subject matter hereof unless expressly referred to in this Amendment.

(d)           Execution in Counterparts.  This Amendment may be executed in any number of counterparts and in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

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2

IN WITNESS WHEREOF, the parties have signed this Amendment as of the date set forth in the first paragraph of this Amendment.

VERIFONE HOLDINGS, INC.

By:
Douglas G. Bergeron
Its:	Chief Executive Officer

Signature Page to Amendment No. 2 of Stockholders Agreement

Agreed and Accepted:

GTCR FUND VII, L.P.

By:	GTCR Partners VII, L.P.
Its:	General Partner

By:	GTCR Golder Rauner, L.L.C.
Its:	General Partner

By:
Collin E. Roche, its Principal

GTCR CO-INVEST, L.P.

By:	GTCR Partners VI, L.P.
Its:	General Partner

By:	GTCR Golder Rauner, L.L.C.
Its:	General Partner

By:
Name:
Its:	Principal

GTCR CAPITAL PARTNERS, L.P.

By:	GTCR Mezzanine Partners, L.P.
Its:	General Partner

By:	GTCR Partners VI, L.P.
Its:	General Partner

By:	GTCR Golder Rauner, L.L.C.
Its:	General Partner

By:
Name:
Its:	Principal

Agreed and Accepted:

TCW/CRESCENT MEZZANINE PARTNERS III, L.P.
TCW/CRESCENT MEZZANINE TRUST III
TCW/CRESCENT MEZZANINE PARTNERS III NETHERLANDS, L.P.

By:	TCW/Crescent Mezzanine
Management III, L.L.C.,
its Investment manager

By:	TCW/Asset Management Company,
its Sub-Advisor

By:
Name:
Title:

TCW LEVERAGED INCOME TRUST IV, L.P.

By:	TCW/Asset Management Company,
as its Investment Advisor

By:
Name:
Title:

By:	TCW Asset Management Company,
as its Managing Member of
TCW (LINC IV) L.L.C., the General
Partner

By:
Name:
Title: